SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 1, 2000
                                                 -------------------------------

                                KELLWOOD COMPANY
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               (Exact name of registrant as specified in charter)


         Delaware                       001-07340                 36-2472410
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(State of other jurisdiction          (Commission            (IRS Employer
   of incorporation)                  File Number)           Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri            63017
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
                                                     ---------------------------





                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.           OTHER EVENTS

         On December 1, 2000, the Registrant modified their By-Laws, a copy of the amended By-Laws is attached at Exhibit 3.3 to this Form 8-K and incorporated herein by reference.

         On December 1, 2000, the Registrant issued a press release announcing the election of Martin Bloom and Janice E. Page to its Board of Directors, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         3.3      Kellwood Company By-Laws, as amended through December 1, 2000.

         99.1     Press Release dated December 1, 2000 issued by Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2000

                                              KELLWOOD COMPANY

                                              By: /s/ Thomas H. Pollihan
                                                  ------------------------------
                                                  Thomas H. Pollihan
                                                  Vice President, Secretary and
                                                   General Counsel